- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                     XXXXX
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, APRIL 11, 1995



                                CORTLAND BANCORP
                              194 WEST MAIN STREET
                              CORTLAND, OHIO 44410




March 17, 1995




TO THE HOLDERS OF SHARES OF COMMON STOCK:


                 NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors, the regular Annual Meeting of Shareholders (the "Annual Meeting") of Cortland Bancorp (the "Corporation") will be held at the Corporation's principal office, 194 West Main Street, Cortland, Ohio, 44410, Tuesday, April 11, 1995, at 7:00 P.M., for the purpose of considering and voting upon the following matters:

                          1.   To elect Directors; and

                          2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

                 Only shareholders of record at the close of business on March 1, 1995, shall be entitled to notice of the meeting and to vote at the meeting or at any adjournment thereof.


                          By Order of the Board of Directors


                          /s/ Dennis E. Linville
                              -------------------
                              Dennis E. Linville
                              Secretary


WE URGE YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                                CORTLAND BANCORP
                               194 W. MAIN STREET
                              CORTLAND, OHIO 44410


                                PROXY STATEMENT


                                    GENERAL

                 This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cortland Bancorp, an Ohio Corporation (the "Corporation"), of Proxies in the accompanying form to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") of the Corporation to be held on April 11, 1995, at 7:00 P.M., at the principal office of the Corporation, 194 W. Main Street, Cortland, Ohio 44410. This Proxy Statement and Proxy are first being sent to Shareholders on or about March 17, 1995.

                 All costs of solicitation of the Proxies will be borne by the Corporation. Solicitation will be made by mail. Proxies may be further solicited at no additional compensation by officers, directors, or employees of the Corporation by telephone, written communication or in person. The Corporation will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for expenses reasonably incurred by them in sending proxy material to the beneficial owners of shares of common stock of the Corporation ("Common Shares"). No solicitation is to be made by specially engaged employees or other paid solicitors.

                 A Proxy for use at the Annual Meeting accompanies this Proxy Statement and is solicited by the Board of Directors of the Corporation. A shareholder of the Corporation may use his Proxy if he is unable to attend the Annual Meeting in person or wishes to have his Common Shares of the Corporation voted by proxy even if he does attend the Annual Meeting. Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by filing with the Secretary of the Corporation, at the address of the Corporation set forth on the cover page of this Proxy Statement, written notice of such revocation; by executing a later-dated proxy which is received by the Corporation prior to the Annual Meeting; or by attending the Annual Meeting and giving notice of such revocation in person. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.

                 The Cortland Savings & Banking Company (the "Bank") is a wholly-owned subsidiary of the Corporation.

                                     VOTING

                 Only those shareholders of record at the close of business on March 1, 1995, will be entitled to vote at the Annual Meeting. The holder of Common Shares is entitled to one vote for each Common, and a fractional vote on each fractional Common Share held on all matters including the election of Directors.

                 In the election of Directors, pursuant to Ohio law and the Corporation's By-laws, the nominees receiving the greatest number of votes will be elected. Common Shares as to which the authority to vote is withheld and broker non-votes are not counted toward the election of directors, or toward the election of the individual nominees specified in the Proxy.

                           CERTAIN BENEFICIAL OWNERS

                 The following table sets forth, as of January 31, 1995, certain information with respect to the only person known to the Corporation to be the beneficial owner of more than five percent (5%) of the outstanding Common Shares of the Corporation. The Common Shares represent the Corporation's only class of stock.

      NAME & ADDRESS OF                 NUMBER OF SHARES
      BENEFICIAL  OWNER               BENEFICIALLY OWNED (1)   PERCENT (2)
      -----------------               ----------------------   -----------
      Ohio Bancorp (3)                      68,484              6.92%
      801 Dollar Bank Bldg
      20 Federal Plaza
      Youngstown, Ohio 44503

                 1. Represents sole voting and investment power.
                    Information regarding number of shares is from the Bank's records as transfer agent.

                 2. Based upon 988,745 outstanding Common Shares as
                    of January 31, 1995.

                 3. The Corporation understands that Ohio Bancorp has
                    been merged into National City Corporation, however, no request has been made to transfer these Common Shares into the name of National City Corporation.

                             ELECTION OF DIRECTORS

                 The Code of Regulations for the Corporation, adopted April 13, 1993, provides for a classified Board of Directors. Under Section 2.02(D) of the Code of Regulations, the Board of Directors is divided into three classes as nearly equal in number as the then fixed number of directors permits, with the term of office of one class expiring each year. It further states that the directors elected at the Annual Meeting in 1991, will hold office for a term expiring in 1994, the directors elected at the Annual Meeting in 1992, will hold office for a term expiring in 1995, and the directors elected at the Annual Meeting in 1993 will hold office for a term expiring in 1996. Each director will hold office until the Annual Meeting for the year in which his term expires and until his successor is duly elected and qualified, or until his earlier resignation, removal from office or death.

                 It is the intention of the persons named in the proxy to vote for the election of William A. Hagood, Richard L. Hoover, K. Ray Mahan and Rodger W. Platt.

                 All nominees are presently members of the Board of Directors. All of the nominees have stated their willingness to serve and no reason is presently known why any of the nominees would be unable to serve as a director. Each Proxy will be voted for such nominees unless the Proxy otherwise directs.

                 There are no family relationships among the executive officers and/or directors of the Corporation. Each of the nominees and directors listed below has furnished to the Corporation the information set forth with respect to his principal occupation or employment and his beneficial ownership of securities.

             NOMINEES FOR ELECTION WHOSE TERMS WILL EXPIRE IN 1998

                         PRINCIPAL         COMMON SHARES       PERCENT           DIRECTOR OF
                         OCCUPATION(S)     BENEFICIALLY        OF COMMON         THE CORP.
NAME & AGE                SINCE 1990     OWNED 1/31/95(1)     SHARES (2)           SINCE
- ----------                -------------  ----------------    -----------        ----------
William A. Hagood,        Owner & President,   1,989.085 (3)        .20         1984
         63               Tri-City Mobile
                          Homes, Inc.

Richard L. Hoover,        Vice Pres. of        3,132.309 (3)(4)     .32         1984
         63               Sales & Consul-
                          tant, Apollo Com-
                          munications Sys-
                          tems, Inc. 1989-
                          1992; Consultant
                          & Sales Mgr, VMX,
                          Inc, 1992 & 1993;
                          Consultant & Major
                          Acct. Exec, VMX Inc.
                          1993 to 1994.
                          Retired in 1994

K. Ray Mahan,             President, Mahan    24,953.969 (3)(5)    2.52         1984
         55               Packing Company.

Rodger W. Platt,          President & Chair-   7,027.019 (3)(6)     .71         1984
         59               man of the Board
                          of the Corp. and
                          President, Chair-
                          man of the Bank.

                          PRINCIPAL       COMMON SHARES     PERCENT    DIRECTOR OF
                         OCCUPATION(S)     BENEFICIALLY    OF COMMON    THE CORP.
NAME & AGE                 SINCE 1990     OWNED 1/31/95(1)  SHARES (2)    SINCE
- ----------               -------------    ---------------- ----------- ----------

              CONTINUING DIRECTORS WHOSE TERMS WILL EXPIRE IN 1997

George E. Gessner,        Attorney at Law,       4,447.502 (7)     .45     1987
         50               Gessner, Platt &
                          Dull Co. L.P.A.

James E. Hoffman,III,     Attorney & Presi-        552.171         .06     1984
         43               dent Hoffman &
                          Walker Co. L.P.A.

Timothy K. Woofter,       Executive Vice         6,801.547         .69     1985
         44               President, and
                          part owner of
                          Stanwade Metals
                          Products.

                                              CONTINUING DIRECTORS WHOSE TERMS WILL EXPIRE IN 1996

P. Bennett Bowers,        Vice President &       3,901.145 (8)     .40     1988
         44               25% Owner Bowers
                          Insurance Agency,
                          Inc.

David C. Cole,            General Manager,         429.000 (9)     .04     1989
         36               Clyde Cole
                          Cadillac until
                          1992, General
                          Manager, Cole
                          Valley Motor Co.
                          since 1992.

Dennis E. Linville,       Executive Vice         1,618.000 (10)    .16     1988
         44               President, Corp.
                          Secy. of the
                          Corporation and
                          the Bank.
                          Treasurer of
                          the Corporation
                          and the Bank from
                          1987-1992.

Executive Officers                              56,776.585 (11)   5.74
and Directors as a
Group (12 Persons)



(1)      Represents sole voting and investment power unless otherwise indicated.

(2) Based upon 988,745 of the Corporation's Common Shares outstanding as of January 31, 1995.

(3) Director of Cortland Savings and Banking Company prior to formation of the Corporation.

(4) Includes 1,589.309 Common Shares owned by Marlene Hoover, Mr. Hoover's wife.

(5) Includes 6,271.222 Common Shares owned by Nancy Mahan, Mr. Mahan's wife and 1,511.706 Common Shares owned by Jill Mahan, Mr. Mahan's child.

(6) Includes 251 Common Shares owned by Marie Platt, Mr. Platt's wife, 111 Common Shares held by Julie Platt, and 111 Common Shares owned by Mark Platt, Mr. Platt's children.

(7) Includes 2,874 Common Shares held in a voting trust of which Mr. George Gessner is the trustee and Mr. John F. Gessner is the beneficial owner.

(8) Includes 3,121 Common Shares held in a voting trust of which Mr. P. Bennett Bowers is the trustee and Mr. Paul C. Bowers is the beneficial owner. The amount also includes 100 Common Shares owned by Laraine Bowers, Mr. P. Bennett Bowers' wife, in a self-directed IRA.

(9) Includes 54 Common Shares owned by Marian Cole, Mr. Cole's wife, 115 Common Shares held by Marian Cole for Christopher Cole, and 24 Common Shares held by Marian Cole for Jonathan David Cole, Mr. Cole's children.

(10) Includes 53.96 Common Shares owned by Erin Linville and 40.564 Common Shares owned by Brandon Linville, Mr. Linville's children.

(11)     See notes (1) through (10).




                     THE BOARD OF DIRECTORS AND COMMITTEES

                 The Board of Directors of the Corporation held eleven (11) meetings during the fiscal year ended December 31, 1994. Every Director attended at least 75% of the meetings of the Board and committees on which he served during the year.


                 The Corporation's Board of Directors does not have committees. The Bank's Board of Directors has an Audit Committee, which met five (5) times in 1994. Timothy Woofter attended five (5) meetings, David Cole attended four
(4) meetings and P. Bennett Bowers attended three (3) meetings. The functions performed by the Audit Committee include the following: (1) to recommend to the Board of Directors independent accountants for the coming year; (2) to ensure that all director examinations and audits are in compliance with statutory requirements; (3) to review and approve the audit plan of the external auditors; (4) to review non-audit services performed by external auditors; (5) to determine that a competent internal audit organization exists to meet the needs of the Corporation and the Bank;
(6) to review and approve the audit plan submitted by the General Auditor; (7) to receive periodic reports from the General Auditor regarding the completion of the audit schedule and the results of reviews performed by the internal audit function; (8) to receive on an annual basis a summary of internal audit activities, including a summary of the status of significant items disclosed during the year and an opinion on the adequacy of the organization's system of internal controls; (9) to review and approve audit policies; (10) to review the results of regulatory examinations and receive periodic updates on management's efforts to address any noted deficiencies or recommendations; (11) to review with representatives of the external audit firm periodic accounting and financial reports and to review the contents of the management letter issued by the external audit firm; and (12) to evaluate with the auditors and management the Corporation's and the Bank's compliance with banking regulations, other pertinent laws and internal guidelines on employee conduct and conflicts of interest.


         The Executive Compensation Committee consists of three members of the Bank's Board of Directors, Richard L. Hoover, K. Ray Mahan and David C. Cole, and the Bank's Director of Human Resources, Stephen A. Telego, Sr. (Every member of the Executive Compensation Committee attended at least 75% of the committee's meetings during 1994.) The Corporation does not compensate its employees. Instead, all employees of the Corporation are compensated in their capacities as employees of the Corporation and the Bank. It is the responsibility of the Executive Compensation Committee to establish and administer the Bank's compensation policies and evaluations for its executive officers.


                 Neither the Corporation nor the Bank has a Nominating
Committee.


                     REMUNERATION OF OFFICERS AND DIRECTORS


EXECUTIVE COMPENSATION

                 The following table sets forth cash compensation paid by the Bank to Rodger W. Platt, President and Chairman of the Board of Directors of the Corporation and President and Chairman of the Bank, for services performed for the Corporation and the Bank. Mr. Platt is the only executive officer of the Corporation to earn salary and bonus in excess of $100,000, for the three fiscal years ended December 31, 1994.

                           SUMMARY COMPENSATION TABLE

                                                                  ANNUAL                 ALL OTHER
                                                                COMPENSATION            COMPENSATION
- ----------------------------------------------------------------------------------------------------------------------------------
NAME AND
PRINCIPAL
POSITION                                           YEAR         SALARY ($)(1)           ($)(2)(3)
- ----------------------------------------------------------------------------------------------------------------------------------
 Rodger W. Platt,                                  1994             $ 126,388             $10,062
 President and Chairman of                         1993               115,644               4,386
 the Board of the Corporation                      1992               110,034               4,161
 and President, and Chairman
 of the Bank

(1) The salary amounts listed for each of the above years include $6,000 in directors' fees for serving as a director of the Bank.

(2)      Includes Profit Sharing paid to employees on December 31, 1994.  Mr.
         Platt's share of the profit was calculated with the same formula used for all employees.

(3) Includes a combination of non-elective contributions for Mr. Platt and employer matching of employee contributions up to two percent
         (2%) of salary under the Bank's 401(k) plan.

DIRECTORS' COMPENSATION
- -----------------------
                 The Directors of the Corporation do not receive remuneration for their service to the Corporation; however, the same persons that serve as Directors for the Corporation serve as Directors for the Bank. In 1994, each non-employee ("outside") Director for the Bank received fixed compensation for serving as a Director at the rate of $750 per month. Each employee ("inside") Director for the Bank received fixed compensation for serving as a Director at the rate of $500 per month. Neither the inside nor the outside directors received any additional amounts for participation at Board of Directors' meetings, committee participation or special assignments.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                 The Corporation and the Bank retained the legal services of Hoffman & Walker Co., L.P.A. during 1994. James E. Hoffman, III, is a member of the Corporation's Board of Directors. Mr. Hoffman is also a member of Hoffman & Walker Co., L.P.A. The amount of fees paid to Hoffman & Walker Co., L.P.A. by the Corporation and the Bank during 1994 was less than five percent (5%) of the law firms gross revenue during 1994.

                 The Corporation and Bank also retained the legal services of Gessner, Platt & Dull Co., L.P.A. Mr. George E. Gessner is a member of the Corporation's Board of Directors. Mr. Gessner is also a member of Gessner, Platt & Dull Co., L.P.A.. The amount of fees paid to Gessner, Platt & Dull Co. L.P.A. by the Corporation and the Bank during 1994 was less than five percent (5%) of the law firm's gross revenues during 1994.

                        REPORT ON EXECUTIVE COMPENSATION

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE CORPORATION'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THIS REPORT AND THE GRAPH SET FORTH ON PAGE 11, SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                 The executive officers of the Corporation receive no compensation from the Corporation. Instead, they are paid by the Bank for services rendered in their capacity as executive officers of the Corporation and the Bank.

                 Pursuant to the compensation program, the executive officers of the Bank, including Mr. Platt, are evaluated on their performance. The ratings range from a top score of 5, which is superior rating; to a rating of 1, which represents a low rating, deficiency of job performance. The major areas of performance measurements are Job Knowledge/Information, Work Quality, Accuracy, Initiative, Originality, Customer Relations, Priority Setting, Ability To Provide Instruction to Staff, Subordinate Feedback and Overall Evaluation.

                 In addition, key responsibilities and duties of the position are measured. For Mr. Platt, those key responsibilities are leadership, direction and guidance of Bank activities; keeping the Board of Directors informed on all significant Bank activities; initiating recommendations to the Board regarding competition, organizational changes, new products, and expansion of service area; communicating policies and goals to officers and department heads as well as monitoring employee morale; striving to maintain "esprit de corps" at a level conductive to high productivity; delegating responsibility; reviewing and evaluating performance of senior officers in carrying out their responsibilities; insuring integrity of Bank assets; cultivating relationships with customers, the community and other bankers in order to monitor the needs of the marketplace and the services provided by competitors; maintaining relationships with stockholders of the Corporation and the outside financial community; exploring potential bank and non-bank business opportunities for enhancing the profitability of the Community Banks and parent holding company and the outside financial community; providing guidance and direction for an on-going strategic planning process.


                 At its February 22, 1994 Committee meeting, the Executive Compensation Committee reviewed the self-evaluation of Rodger W. Platt. The Committee was in concurrence with Mr. Platt's self-evaluation of a rating of a four (4) which is "above expected" and made a recommendation to the Board of Directors for its review and acceptance.


                 The Executive Compensation Committee approved and recommended to the Board of Directors a seven percent (7%) merit adjustment based on the Employee Evaluation/Matrix Program. This adjusted Mr. Platt's salary to $115,688.40.


                 In addition to the merit adjustment, the Executive Compensation Committee addressed the salary grade level and range assigned to Mr. Platt's position. It was noted by the Committee that Mr. Platt's salary was in the lower one-third of his pay grade. Thus, based on Mr. Platt's recent job evaluation of "above expected" it was the Committee's decision to recommend to the Board of Directors, an additional adjustment to his salary. This would bring Mr. Platt's salary more in line with his peer group.


                 Therefore, the Committee recommended to the Board of Directors that Mr. Platt be awarded an additional $5,311.60 which brought his salary to $121,000 per year, which is at a level between the lower one-third and the midpoint of his pay range.


                 The above Executive Compensation Committee recommendations were made to the entire Board on March 1, 1994 and were approved by the Board for immediate implementation.


                      THE EXECUTIVE COMPENSATION COMMITTEE

                                 Board Members
                                 -------------
                               Richard L. Hoover
                               K. Ray Mahan
                               David C. Cole

                                    Advisor
                                    -------
                               Stephen A. Telego, Sr.
                               Director of Human Resources

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                 AMONG CORTLAND BANCORP, THE S&P 500 INDEX AND
              SNL SECURITIES INDEX OF BANKS ASSET-SIZE UNDER $500M

                 The graph on the following page sets forth a comparison of five year cumulative total return among the Common Shares, the Standard & Poor's Index ("S&P 500 Index") and the SNL Securities Index of Banks Asset-size under $500M for the fiscal years indicated. Information reflected on the graph assumes an investment of $100 on December 31, 1989, in each of Common Shares, the S&P 500 Index and the SNL Securities Index. Cumulative total return assumes reinvestment of dividends. The Corporation is not among the banking companies included in the SNL Securities Index.

                                CORTLAND BANCORP
                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
         AMONG CORTLAND BANCORP., S&P 500 INDEX AND SNL <$500M BANK INDEX





Period           Cortland                  S&P 500          SNL<500M Bank
Ending           Bancorp                   Index            Index
- -------------------------------------------------------------------
12/31/89                  100.00           100.00           100.00
12/31/90                  102.37            96.90            55.00
12/31/91                   72.58           126.43            77.36
12/31/92                   97.45           136.06           112.70
12/31/93                  112.44           149.77           138.53
12/31/94                  140.48           151.45           146.52

                INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT

                 Some of the Directors, officers and affiliates of both the Corporation and the Bank are customers of and have banking transactions with the Bank. All of these transactions were in the ordinary course of the Bank's business during 1994 and up to the present time. All loans and commitments to loan included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of the Corporation, do not involve more than a normal risk of collectibility or present other unfavorable features.

          REPORTING PURSUANT TO SECTION 16 OF SECURITIES EXCHANGE ACT

                 Under the securities laws of the United States, the Corporation's Directors, executive officers, and persons holding more than ten percent of the Common Shares are required to report their ownership of the Common Shares and any changes in that ownership to the Securities and Exchange Commission (the "Commission"). The Corporation is required to report in this Proxy Statement any omissions from such reports during the last fiscal year. According to the records of the Corporation, all of these filing requirements were satisfied by the Corporation's Directors and officers. In making these statements, the Corporation has relied on the written representations of its Directors and officers and copies of the reports that they have filed with the Commission.

                                AUDITING MATTERS

                 On February 8, 1994, the Board of Directors of the Corporation and the Bank engaged the independent accounting firm of Packer Thomas and Company to audit the consolidated financial statements for the period ending December 31, 1994. The independent accounting firm of Crowe Chizek and Company, which has audited the consolidated financial statements as of December 31, 1993, has been dismissed effective as of February 4, 1994, the date of the firm's issuance of the Report of the Independent Auditors. In connection with the audits of the Corporation's financial statements for the year ended December 31, 1993, there were no disagreements with Crowe Chizek and Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure. The report of Crowe Chizek and Company on the Corporation's financial statements for the year ended December 31, 1993, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change independent accountants was reviewed by the Bank's Audit Committee and unanimously approved by the Board of Directors of the Corporation. The report of Packer Thomas and Company on the Corporation's financial statements for the year ended December 31, 1994, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.
                 Neither representatives of Crowe Chizek and Company nor representatives of Packer Thomas and Company are expected to be in attendance at the Annual Meeting.

                                 OTHER MATTERS

                 The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, if any other matters requiring a vote of shareholders are properly presented to the meeting, it is intended that Proxies in the accompanying form will be voted on such other matters in accordance with the recommendations of the Board of Directors or in accordance with their best judgment on such matters.

                                 ANNUAL REPORT

                 The 1994 Annual Report, including the required audited financial statements of the Corporation and related financial information, is enclosed with this proxy soliciting material.

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST OF A SHAREHOLDER. PLEASE ADDRESS YOUR REQUEST TO DENNIS E. LINVILLE, SECRETARY, CORTLAND BANCORP, 194 WEST MAIN STREET, CORTLAND, OHIO 44410. [P.O. BOX #98], TELEPHONE (216) 637-8040.

                   PROPOSALS BY SHAREHOLDERS FOR 1996 MEETING

                 If any shareholder of the Corporation wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Corporation to be held in 1996, the proposal must be received by the Corporation prior to the close of business on November 17, 1995.

                                 MISCELLANEOUS

                 You are urged to mark, date, sign, and return your proxy promptly. For your convenience, a self-addressed envelope is enclosed on which no postage is required if mailed in the United States.
                                  By Order of the Board of Directors


                                  /s/ Dennis E. Linville
                                      ------------------
                                      Dennis E. Linville
                                      Secretary
March 17, 1995

                                FORM OF PROXY
                               CORTLAND BANCORP

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               CORTLAND BANCORP


The undersigned holder of Common Shares of Cortland Bancorp. (The "Corporation") hereby appoints David C. Cole, George E. Gessner, and James E. Hoffman III, or any of them, each with power of substitution, as his proxies to attend the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 11, 1995 at 7:00 p.m. at the Corporation's principal office, 194 West Main street, Cortland, Ohio, to vote as designated below upon the following matters:

(1)     FOR election as Directors                   WITHHOLD AUTHORITY
        of all nominees listed below.               to vote for all nominees
                                                    listed below.


William A. Hagood, Richard L. Hoover, K. Ray Mahan, Rodger W. Platt


(INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

     ____________________________________________________________________

(2) In their discretion, the proxies are authorized to vote on the transaction of such other business as may properly come before the meeting.

              FOR                     AGAINST                      ABSTAIN
        ------                  ------                       ------

The Corporation's Board of Directors is not aware of any other matters that will be presented for action at said meeting.

SHARES WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES LISTED IN ITEM (1), AND, AT THE DISCRETION OF THE PROXIES, ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.
Please sign, date, and return this proxy promptly in the enclosed envelope.

Dated:_________________________, 1995

Signed:________________________________

Signed:________________________________
Please sign exactly as the name appears
hereon.  If executor, trustee, etc.,
give full title.  If shares are
registered in two names, both
shareholders should sign.